COLLECTIBLES USA, INC.


August 8, 1997

Mr. David L. Yankey
13500 Country Way Road
Los Altos Hills, California 94022


Dear David:

         This letter (the "Agreement and Release") confirms the termination of your employment with Collectibles USA, Inc. (the "Company") effective June 11, 1997. Our understanding and agreement with respect to the termination of your employment is as follows:

         1. You hereby confirm your termination of employment and all directorships with the Company effective June 11, 1997, provided that the Company confirms that you were paid your salary through June 30, 1997. You further confirm that, except as provided in paragraph 11 hereof, the Employment Agreement between you and the Company, dated as of May, 1997, shall not become effective, and all provisions thereof shall be null and void ab initio provided, however, that you shall be entitled to retain all salary, bonuses, compensation and other payments made to you by the Company.

         2. Subject to paragraph 20 hereof, upon your execution and delivery of this Agreement and Release, you shall be entitled to receive a payment of $350,000, in consideration for cancellation of the Employment Agreement and as full and final resolution of all actual and potential claims for back pay, severance or other form of compensation, or otherwise relating to the termination of your employment, compensation and benefits with the Company. Such payment shall be made to you within three days of the consummation of the Company's initial public offering (the "IPO") of its Common Stock, par value $.01 per share (the "Common Stock").

         3. Of the 174,580 shares of Common Stock purchased by you on November 15, 1996, you shall be entitled to retain 104,580 shares and you shall forfeit the remaining shares of Common Stock. On the effective date of this Agreement and Release, you shall surrender any rights in the stock certificate for the 174,580 shares of Common Stock, whereupon the Company will deliver to you a new stock certificate (the "New Stock Certificates") for 104,580 shares (the "Shares") of Common Stock. You acknowledge and agree that any ownership interest that you may have in any other shares of Common Stock of the Company, or any right to be awarded or acquire such shares of Common Stock, shall be forfeited. Provided that all of the other persons holding 100,000 shares or more of Common Stock are required to do so, you agree to enter into a lock-up arrangement with the Underwriters of the IPO whereby you will agree not to, directly or indirectly,

David L. Yankey
August 8, 1997
Page 2


sell or otherwise  transfer or dispose of any shares of
Common Stock that you retain hereunder for a period of 180 days after the date of the Prospectus (the "Lock-up Period") relating to the IPO without the prior written consent of such Underwriters. You shall deliver the New Stock Certificates to be held by Morgan, Lewis & Bockius LLP, the Company's counsel, or another suitable escrow agent acceptable to you and the Company, until the expiration of the Lock-Up Period. Upon the earlier of (i) the expiration of the Lock-Up Period and (ii) the abandonment by the Company of the IPO, the New Stock Certificates shall be promptly redelivered to you.

         4. Other than as set forth herein, you will not receive compensation, payments or benefits of any kind from the Company or Releasees (as that term is defined in paragraph 6(c) below) and you expressly acknowledge and agree that you are not entitled to any additional compensation, payment or benefits.

         5. You understand and agree that the compensation, payments and benefits provided for in this Agreement and Release are being provided to you in consideration for your acceptance and execution of, and in reliance upon your representations in, this Agreement and Release. The releases provided by you in this Agreement and Release are subject to and conditioned upon the Company's compliance with the terms hereof.

         6. a. You agree to accept the compensation, payments and benefits provided for in paragraph 2 hereof in full resolution and satisfaction of, and hereby IRREVOCABLY AND UNCONDITIONALLY RELEASE, REMISE AND FOREVER DISCHARGE the Company and Releasees from, any and all agreements, promises, liabilities, claims and demands of any kind whatsoever, in law or equity, whether known or unknown, suspected or unsuspected, fixed or contingent, apparent or concealed, which you, your heirs, executors, administrators, successors or assigns ever had, now have or in the future may have against the Company and Releasees, including, without limitation, any and all claims arising out of or relating to your employment, the Employment Agreement, your compensation and benefits with the Company and/or the termination thereof, and any and all present contract, tort or fraud claims, present claims for defamation or other personal injury, present claims under any federal, state or municipal wage payment, discrimination or fair employment practices law, statute or regulation and present claims for costs, expenses and attorneys' fees with respect thereto, but excluding liabilities, claims and demands relating to matters in connection with your employment with the Company in which the Company has: (i) committed any material act of fraud or theft, or (ii) engaged in conduct in connection with your employment that constitutes a felony. THIS RELEASE AND WAIVER INCLUDES, WITHOUT LIMITATION, ANY AND ALL CLAIMS UNDER THE AGE DISCRIMINATION IN EMPLOYMENT ACT, 29 U.S.C. SS.SS. 621-634. However, it is agreed that you do not waive your rights for coverage or indemnification under any directors & officers policy, or bylaws of the Company for acts or omissions occurring during your employment.

David L. Yankey
August 8, 1997
Page 3



              b. By signing this Agreement and Release and by acceptance of the compensation, payments and benefits provided for in paragraph 2 above, you WAIVE, RELEASE AND COVENANT NOT TO SUE the Company and Releasees with respect to any matter relating to or arising out of your employment, compensation and benefits with the Company and/or the termination thereof, including without limitation any and all claims described in subparagraph (a) of this paragraph, and you agree that neither you nor any person, organization or entity acting on your behalf will (i) file, participate in or assist, facilitate or permit the bringing or maintenance of any claim against the Company or Releasees, whether in the form of a federal, state or municipal court lawsuit or administrative agency action, an arbitration proceeding or otherwise, arising out of or relating to your employment, compensation and benefits with the Company and/or the termination thereof, including without limitation any and all claims described in subparagraph (a) of this paragraph, or (ii) seek reinstatement or any other monetary or equitable relief from the Company and Releasees, however that relief might be called, on the basis of any such claim, except for claims for breach of this Agreement and Release or relating to liabilities specifically excluded from release under paragraph 6(a). You warrant and represent (A) that you have not filed any claim or demand for relief against the Company or Releasees, (B) that there are no outstanding claims or demands for relief within the meaning of this paragraph 6(b) and (C) that in the event any such claim or demand is or has been filed by someone other than you without your consent, you will immediately upon becoming aware of such matters and without further notice take all actions necessary to withdraw or dismiss such claim or demand as it relates to you with prejudice, if possible.

            c. For purposes of this Agreement and Release, the term "Company" when used in conjunction with "Releasees" includes the Company and its past, present and future direct and indirect parents, subsidiaries, affiliates, divisions, predecessors, successors, and assigns, and their respective current and former officers, directors, shareholders, representatives, agents, attorneys and employees, in their official and individual capacities, jointly and individually.

         7. a. The Company hereby IRREVOCABLY AND UNCONDITIONALLY RELEASES, REMISES AND FOREVER DISCHARGES you from any and all agreements, promises, liabilities, claims and demands of any kind whatsoever, in law or equity, whether known or unknown, suspected or unsuspected, fixed or contingent, apparent or concealed, which the Company, its successors or assigns ever had, now have or in the future may have against you, including, without limitation, any and all claims arising out of or relating to your employment, the Employment Agreement, your compensation and benefits with the Company and/or the termination thereof, and any and all present contract, tort or fraud claims, present claims for defamation or other personal injury, present claims under any federal, state or municipal wage payment, discrimination or fair employment practices law, statute or regulation and present claims for costs, expenses and attorneys' fees with respect thereto, but excluding liabilities, claims and demands relating to matters

David L. Yankey
August 8, 1997
Page 4


in connection with your employment with the Company in which you have:(i) committed any material act of fraud or theft or (ii) engaged in conduct in connection with your employment that constitutes a felony.

            b. By signing this Agreement and Release, the Company WAIVES, RELEASES AND COVENANTS NOT TO SUE you with respect to any matter relating to or arising out of your employment, compensation and benefits with the Company and/or the termination thereof, including without limitation any and all claims described in subparagraph (a) of this paragraph, and the Company agrees that neither it nor any person, organization or entity acting on its behalf will (i) file, participate in or assist, facilitate or permit the bringing or maintenance of any claim against you, whether in the form of a federal, state or municipal court lawsuit or administrative agency action, an arbitration proceeding or otherwise, arising out of or relating to your employment, compensation and benefits with the Company and/or the termination thereof, including without limitation any and all claims described in subparagraph (a) of this paragraph, or (ii) seek reinstatement or any other monetary or equitable relief from you, however that relief might be called on the basis of any such claim, except for claims for breach of this Agreement and Release or relating to liabilities specifically excluded from release under paragraph 6(a). The Company warrants and represents (A) that the Company has not filed any claim or demand for relief within the meaning of this paragraph 7(b) and (B) that in the event any such claim or demand is or has been filed by someone other than the Company without its consent, the Company will immediately upon becoming aware of such matters and without further notice take all actions necessary to withdraw or dismiss such claim or demand with prejudice.

         8. a. The Company shall prepare and file a registration statement to effect the registration under the Securities Act of 1933, as amended (the
"Securities Act"), of the Shares, all to the extent requisite to permit the public resale of the Shares. The Company shall initiate such registration statement at least 60 days prior to the end of the Lock-Up Period and shall use best efforts to cause the Registration Statement which is the subject of this
Section 8 to be declared effective by the Securities and Exchange Commission (the "Commission") immediately upon the expiration of the Lock-Up Period.

            b. The Company will pay all registration expenses (including all registration, filing, qualification, legal and accounting fees), in connection with any registration pursuant to this Section 8.

            c. A registration pursuant to this Section 8 shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective within the time period specified herein, provided that a registration which does not be come effective after the Company has filed a registration statement with respect thereto solely by reason of your refusal to proceed shall be deemed to have been effected by the Company, (ii) if, after it has become effective,

David L. Yankey
August 8, 1997
Page 5


such registration becomes subject to any stop order, injunction or other order or extraordinary requirement of the Commission or other governmental agency or court for any reason, (iii) if, after it has become effective, such registration ceases to be effective for more than an aggregate of ninety (90) days. The Company covenants with you that it shall take such action as is necessary to keep such registration statement current and effective through at least November 30, 1998.

            d. If the Company has fixed plans to file a registration statement within 60 days after the expiration of the Lock-Up Period covering the sale of any of its securities in a public offering under the Securities Act, no registration of the Shares shall be initiated under this Section 8 until 90 days after the effective date of such registration unless the Company is no longer proceeding diligently to effect such registration; provided that (i) the Company shall provide you with the right to participate in such public offering and (ii) notwithstanding the foregoing, in no event shall the Company's obligation to file and use its best efforts to have the registration statement under Section 8a be declared effective, be delayed for more than 60 days from the end of the Lock-Up.

            e. If at the time of expiration of the Lock-Up Period, or such earlier time as the Shares are to be delivered to you, the holding period required under Rule 144 promulgated pursuant to the Securities Act has been met, then the New Stock Certificates shall be delivered without any restrictive legends and the transfer agent will be so instructed by the Company.

            f. You agree that you shall not sell more than 25,000 Shares in any calendar week under such registration statement and you further agree that you shall give the managing underwriter of the Company's IPO the first opportunity to handle the sale of such Shares, provided, however, that if such underwriter is not willing to make such sales on your behalf, or will not be able to obtain a price that is as desirable as those attainable by another broker-dealer, then you may sell such Shares through another broker-dealer. The Company shall deliver to you, within 30 days of the date hereof, notice of the appropriate person at such underwriter to contact with respect to any such sale of shares.

         9. a. Nothing contained in this Agreement and Release shall be deemed to constitute an admission or evidence of any wrongdoing or liability on the part of you or the Company or Releasees.

         10. a. You have returned and/or agree to immediately return, freight collect, to the Company any and all original and duplicate copies of all files, calendars, books, records, notes, manuals, computer disks, diskettes and any other magnetic and other media materials you have in your possession or under your control belonging to the Company or Releasees or containing confidential or proprietary information concerning the Company or Releasees or their customers or operations. You have also returned your Company keys, credit cards, etc. to the Company and you

David L. Yankey
August 8, 1997
Page 6


will return the Company's cellular telephone. By signing this Agreement and Release, you confirm that you have not retained in your possession or under your control any of the documents or materials described in this paragraph.

            b. The Company acknowledges that you have no legal responsibility for the Company's offices, or bank accounts, at 2081 Landings Drive, Mountain View, CA 94043.

         11. You agree that the provisions of Sections 5 and 9 of the Employment Agreement (and only such provisions) shall be incorporated by reference herein, shall become effective upon your execution and delivery of this Agreement and Release and shall remain in full force and effect as provided therein.

         12. You agree that upon the Company's instructions you will assist and cooperate with the Company and Releasees in connection with the defense or prosecution of any claim that may be made against or by the Company or Releasees, or in connection with any ongoing or future investigation or dispute or claim of any kind involving the Company or Releasees, including any proceeding before any arbitral, administrative, regulatory, self-regulatory, judicial, legislative, or other body or agency, to the extent such claims, investigations or proceedings relate to services performed or required to be performed by you, pertinent knowledge possessed by you, or any act or omission by you, such assistance and cooperation to be reasonable in scope and duration and consistent with your employment with the Company and shall not unreasonably interfere with your business or job responsibilities. The Company shall reimburse you for reasonable expenses incurred by you for your time in providing such assistance and cooperation, and, if more than nominal efforts are required of you, the Company shall compensate you in an amount mutually agreed upon.

         13. This Agreement and Release may not be changed orally, and no modification, amendment or waiver of any of the provisions contained in this Agreement and Release, nor any future representation, promise or condition in connection with the subject matter of this Agreement and Release, shall be binding upon any party hereto unless made in writing and signed by such party.

         14. This Agreement and Release shall be subject to and governed by and interpreted in accordance with the laws of the State of New York, without regard to conflicts of law principles.

         15. This Agreement shall inure to the benefit of and shall be binding upon (i) the Company and Releasees, its successors and assigns, and any company with which the Company may merge or consolidate or to which the Company may sell substantially all its assets and (ii) you and your executors, administrators, heirs and legal representatives. You may not sell or otherwise assign your rights, obligations or benefits under this Agreement.

David L. Yankey
August 8, 1997
Page 7


         16. This Agreement and Release contains the entire agreement between us and supersedes and, except as specifically provided herein, terminates any and all previous agreements between us, whether written or oral. All prior and contemporaneous discussions and negotiations have been and are merged and integrated into, and are superseded by, this Agreement and Release. No waiver by either party of any provision or condition of this Agreement and Release at any time shall be deemed a waiver of such provision or condition at any prior or subsequent time or of any other provision or condition at the same or any prior or subsequent time.

         17. In the event of breach of any provision of this Agreement and Release by either party, the aggrieved party shall be entitled to recover such damages sustained as a consequence of such breach.

         18. In the event any provision of this Agreement and Release shall be held to be void, voidable, unlawful or, for any reason, unenforceable, the remaining portions shall remain in full force and effect.

         19. If this Agreement and Release conforms to our understanding and is acceptable to you, please indicate your agreement by signing and dating the enclosed copy of this Agreement and Release and returning it to the Company. YOU WILL THEN BE PERMITTED TO REVOKE THIS AGREEMENT AND RELEASE AT ANY TIME DURING THE PERIOD OF SEVEN DAYS FOLLOWING THE EXECUTION THEREOF, AND THIS AGREEMENT AND RELEASE WILL NOT BE EFFECTIVE OR ENFORCEABLE AND NO PAYMENTS WILL BE MADE HEREUNDER UNTIL THE SEVEN-DAY REVOCATION PERIOD HAS EXPIRED. IN THE EVENT YOU FAIL TO EXECUTE AND RETURN THIS AGREEMENT AND RELEASE ON A TIMELY BASIS, OR YOU EXECUTE AND THEN ELECT TO REVOKE THIS AGREEMENT AND RELEASE, THIS AGREEMENT AND RELEASE WILL BE OF NO FURTHER FORCE AND EFFECT, AND NEITHER YOU NOR THE COMPANY WILL HAVE ANY FURTHER RIGHTS OR OBLIGATIONS HEREUNDER.

         20. Any unresolved dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration, conducted before a panel of three (3) arbitrators in New York, NY, in accordance with the rules of the American Arbitration Association then in effect. The arbitrators shall not have the authority to add to, detract from, or modify any provision hereof nor to award punitive damages to any injured party. A decision by the arbitration panel shall be final and binding. Judgment may be entered on the arbitrators' award in any court having jurisdiction.

         21. You agree that you will not, either directly or indirectly, disparage (whether in writing or orally) the Company or the Releasees in any manner whatsoever to the public, the

David L. Yankey
August 8, 1997
Page 8


media, customers, suppliers or other persons or entities who transact business with the Company, or current or former employees of the Company, at any time. The Company agrees that its officers and directors will not, directly, or indirectly, disparage (whether in writing or orally) you in any manner whatsoever to the public, the media, customers, suppliers or other persons or entities who transact business with the Company, or current or former employees of the Company, at any time, provided, however, that you hereby acknowledge and agree that no statement or other disclosure directly or indirectly relating to you set forth in any filing (including but not limited to any registration statements filed) in connection with the IPO shall be deemed to cause the Company to be in breach of its obligations pursuant to this Section 21.

         22. All notices in connection with or provided for under this Agreement and Release shall be validly given or made only if made in writing and delivered personally or mailed by registered or certified mail, return receipt requested, postage prepaid, to the party entitled or required to receive the same, as follows:

                  If to David L. Yankey, addressed to:

                           Mr. David L. Yankey
                           13500 Country Way Road
                           Los Altos Hills, CA  94022

                  If to the Company and Releasees, addressed to:

                           Mr. Ronald P. Rafaloff
                           RGR Financial Group
                           1 Battery Park Plaza
                           24th Floor
                           New York, NY 10004-1405

                  with a copy to:

                           David W. Pollak, Esq.
                           Morgan, Lewis & Bockius LLP
                           101 Park Avenue
                           New York, New York   10178-0060

         23. The Company represents and warrants that this Agreement and Release is within its corporate powers, the execution and delivery hereof has been duly authorized, and that its provisions do not conflict with any other agreements, laws or regulations by which it is bound.

David L. Yankey
August 8, 1997
Page 9


         24. Execution of this Agreement and Release with signatures transmitted via facsimile shall be considered valid.

                                        Sincerely yours,

                                        COLLECTIBLES USA, INC.


                                        By:  /s/ Ronald P. Rafaloff
                                             -----------------------------
                                             Ronald P. Rafaloff, President


THIS AGREEMENT AND RELEASE ARE LEGAL DOCUMENTS. YOU SHOULD CONSULT WITH AN ATTORNEY PRIOR TO SIGNING THIS AGREEMENT AND RELEASE.

BY SIGNING THIS AGREEMENT AND RELEASE YOU ACKNOWLEDGE THAT YOU ARE COMPETENT, THAT YOU WERE AFFORDED A TIME PERIOD OF AT LEAST 21 DAYS TO REVIEW AND CONSIDER THIS AGREEMENT AND RELEASE WITH AN ATTORNEY OF YOUR CHOICE, THAT YOU HAVE IN FACT RETAINED COUNSEL IN THIS MATTER WHO HAS ASSISTED YOU IN THE NEGOTIATION AND DRAFTING OF THE TERMS OF THIS AGREEMENT, THAT YOU HAVE READ AND UNDERSTAND AND ACCEPT THESE DOCUMENTS AS FULLY AND FINALLY RESOLVING, WAIVING AND RELEASING ANY AND ALL CLAIMS WHICH YOU MAY HAVE AGAINST THE COMPANY AND RELEASEES (AS DEFINED ABOVE), INCLUDING ANY AND ALL CLAIMS UNDER THE AGE DISCRIMINATION IN EMPLOYMENT ACT, THAT NO PROMISES OR INDUCEMENTS HAVE BEEN MADE TO YOU EXCEPT AS SET FORTH IN THIS AGREEMENT AND RELEASE AND THE ATTACHMENTS, AND THAT YOU HAVE SIGNED THIS AGREEMENT AND RELEASE KNOWINGLY, FREELY AND VOLUNTARILY, INTENDING TO BE LEGALLY BOUND BY ITS TERMS. THE FOREGOING PARAGRAPH IS A SUMMARY DESCRIPTION OF THE GENERAL IMPORT OF THIS INSTRUMENT AND

David L. Yankey
August 8, 1997
Page 10

DOES NOT ALTER OR IN ANY WAY AMEND THE DETAILED PROVISIONS CONTAINED IN THE BODY HEREOF.


ACCEPTED AND AGREED:


/s/ David L. Yankey                                    Date:  August 8, 1997
----------------------------------                            ------------------
David L. Yankey

WITNESSED BY:


/s/ Dawn Marsden
----------------------------------